 Exhibit 99.1
Corporate Headquarters
100 Motor Parkway, Suite 160
Hauppauge, NY 11788-5138
Direct Dial: 631-360-9304
Direct Fax: 631-360-9380

PRESS RELEASE

Release Date: October 15, 2008

Contact: Ms. Judith Barber
Corporate Secretary

SMITHTOWN BANCORP

DIRECTOR RETIRES

Smithtown, NY, October 15, 2008 - Dr. Sanford Scheman has retired from his current positions on the boards of directors of Smithtown Bancorp (NASDAQ: SMTB) and Bank of Smithtown effective October 31, 2008. Dr. Scheman will continue to serve on both boards as a Director Emeritus.